===============================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K/A
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 29, 1998




                                 U S WEST, Inc.
                            (Formerly "USW-C, Inc.")
             (Exact name of registrant as specified in its charter)



        A Delaware Corporation                     Commission File                  IRS Employer Identification
       (State of Incorporation)                    Number 1-14087                         No. 84-0953188



                 1801 California Street, Denver, Colorado 80202
               (Address of principal executive offices, including
                                    Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)




===============================================================================

Item 5.       Other Events

              On July 27, 1998, U S WEST, Inc. (formerly "USW-C, Inc.") released its second quarter earnings results. The release and financial statements are attached hereto as Exhibits.


Item 7.       Exhibits

Exhibit       Description


27            Financial Data Schedule

99 Press Release issued July 27, 1998 concerning the earnings results of U S WEST, Inc. for the second quarter of 1998.

99A.1 Unaudited Combined Pro Forma Statements of Income of U S WEST, Inc. for the quarters and six-month periods ended June 30, 1997 and 1998, respectively, filed in connection with the Press Release dated July 27, 1998.

99A.2 Unaudited Pro Forma Earnings Normalization Schedule of U S WEST, Inc. for the quarters and six-months periods ended June 30, 1997 and 1998, respectively, filed in connection with the Press Release dated July 27, 1998.

99A.3 Unaudited Selected Consolidated Data of U S WEST, Inc. for the quarters and six-month periods ended June 30, 1997 and 1998, respectively, filed in connection with the Press Release dated July 27, 1998.

99A.4 Unaudited Consolidated Statements of Income of U S WEST, Inc. for the quarters and six-month periods ended June 30, 1997 and 1998, respectively, filed in connection with the Press Release dated July 27, 1998.

99A.5 Unaudited Consolidated Balance Sheets of U S WEST, Inc. for the six months ended June 30, 1998 and the year ended December 31, 1997, filed in connection with the Press Release dated July 27, 1998.

99A.6         Unaudited Consolidated  Statements of Cash Flows of U S WEST, Inc.
              for the six-month periods ended June 30, 1997 and 1998, respectively, filed in connection with the Press Release dated July 27, 1998.

99A.7 Unaudited Combined Pro Forma Statements of Income of U S WEST, Inc. for the four quarters of 1997, the year ended December 31, 1997, and the first quarter of 1998.

99A.8 Unaudited Pro Forma Earnings Normalization Schedule of U S WEST, Inc. for the four quarters of 1997, the year ended December 31, 1997, and the first quarter of 1998, filed in connection with the Press Release dated July 27, 1998.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    U S WEST, Inc.
                                    (Formerly "USW-C, Inc.")

                               By:  /s/ Thomas O. McGimpsey
                                    -------------------------------------------
                                    Thomas O. McGimpsey
                                    Assistant Secretary

Dated:        July 29, 1998